SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Report): April 4, 2003

The Rowe Companies

(exact name of registrant as specified in its charter)

Nevada	1-10226	54-0458563
State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)

1650 Tysons Blvd, Suite 710, McLean, Virginia 22102

(Address of principal executive offices Zip Code)

Registrant’s telephone number, including area code: 703-847-8670

None

(Former name or former address, if changed since last report)

Item 5.    Other Events.

On April 4, 2003, The Rowe Companies issued the press release attached as Exhibit 99 announcing the sale of The Mitchell Gold Co.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 99.    Press release dated April 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ROWE COMPANIES
Registrant

Date: 04-09-2003	/s/ Gene S. Morphis
Gene S. Morphis
Chief Financial Officer;
Secretary-Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated April 4, 2003